MANAGED PORTFOLIO SERIES

Tortoise MLP & Pipeline Fund

(the “Fund”)

Supplement dated May 2, 2012 to:

Prospectus for the Fund
dated March 29, 2012.

At a special meeting of shareholders of the Fund held on May 2, 2012, shareholders of the Fund approved a change to the Fund’s diversification status from diversified to non-diversified, as those terms are defined under the Investment Company Act of  1940, as amended (“1940 Act”).  As a result, effective immediately, the following changes have been made to the Fund’s Prospectus:

Fund Summary - Principal Investment Strategies, page 2

The 8th paragraph of this section is restated as follows:

Under normal circumstances, the Fund may invest up to (i) 10% of its total assets in securities of any issuer; (ii) 30% of its total assets in securities issued by non-U.S. issuers (including Canadian issuers), which may include securities issued by pipeline companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country; (iii) 20% of its total assets in debt securities of any issuers, including securities which may be rated below investment grade (“junk bonds”) by a nationally recognized statistical rating organization (“NRSRO”) or judged by the Adviser to be of comparable credit quality; and (iv) 15% of its net assets in illiquid securities.  The Fund may invest in other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund may invest in permissible securities without regard to the market capitalization of the issuer of such security.

Fund Summary - Principal Investment Risks, page 3

The following is inserted as the sixth paragraph of this section as follows:

Non-Diversified Fund Risk.  Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Additional Fund Information - Principal Investment Strategies, page 6

The 3rd paragraph of this section is restated as follows:

In addition, under normal circumstances, the Fund may invest up to (i) 10% of its total assets in securities of any issuer; (ii) 30% of its total assets in securities issued by non-U.S. issuers (including Canadian issuers), which may include securities issued by pipeline companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country; (iii) 20% of its total assets in debt securities of any issuers, including securities which may be rated below investment grade (“junk bonds”) by an NRSRO or judged by the Adviser to be of comparable credit quality; and (iv) 15% of its net assets in illiquid securities.  The Fund may invest in other investment companies to the extent permitted by the 1940 Act.  The Fund may invest in permissible securities without regard to the market capitalization of the issuer of such security.

Additional Fund Information - Principal Risks of Investing in the Fund, page 9

The following is inserted as the sixth paragraph of this section as follows:

Non-Diversified Fund Risk.  The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under federal laws.  The Fund may invest a greater percentage of its assets in the securities of a single issuer and may have fewer holdings than other mutual funds.  As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Thank you for your investment. If you have any questions, please call the Fund toll-free at 855-TCA-Fund (855-822-3863).

This supplement should be retained with your Prospectus for future reference.

MANAGED PORTFOLIO SERIES

Tortoise MLP & Pipeline Fund

(the “Fund”)

Supplement dated May 2, 2012 to:

Statement of Additional Information
for the Fund dated March 29, 2012.

At a special meeting of shareholders of the Fund held on May 2, 2012, shareholders of the Fund approved a change to the Fund’s diversification status from diversified to non-diversified, as those terms are defined under the Investment Company Act of  1940, as amended (“1940 Act”).  As a result, effective immediately, the following changes have been made to the Fund’s Statement of Additional Information:

Fund History, page 1

The 4th sentence of the 1st paragraph of this section is restated as follows:

The Fund is a non-diversified series and has its own investment objective and investment policies.

Investment Objective, Policies, Strategies and Associated Risks – Diversification, page 2

The 1st paragraph of this section is restated as follows:

Diversification
The Fund is non-diversified.  A non-diversified fund is a fund that does not satisfy the definition of a “diversified company” set forth in the 1940 Act.  A “diversified company” means that as to 75% of the Fund’s total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) the Fund may not hold more than 10% of the outstanding voting securities of a single issuer.

Fundamental and Non-Fundamental Investment Limitations, pages 26-28

Fundamental Investment Limitation No. 7 is deleted.

The following Non-Fundamental Investment Limitation is inserted as the second bullet point of this section as follows:

•	Under normal circumstances, the Fund may invest up to 10% of its total assets in securities of any issuer.

Thank you for your investment. If you have any questions, please call the Fund toll-free at 855-TCA-Fund (855-822-3863).

This supplement should be retained with your Statement of
Additional Information for future reference.